UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2015

CNA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 S. Wabash, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (312) 822-5000

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 16, 2015, Registrant issued a press release announcing the retirement of Thomas F. Motamed, Registrant’s Chairman of the Board and Chief Executive Officer, effective upon the commencement of his appointed successor. The press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 5.02(c) DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 16, 2015, Registrant issued a press release announcing that Dino E. Robusto will succeed Thomas F. Motamed as Registrant’s Chairman of the Board and Chief Executive Officer, effective on or about December 1, 2016 (the commencement”). The press release is filed as Exhibit 99.1 to this Form 8-K.

In connection with Mr. Robusto’s appointment, Registrant entered into an Employment Agreement with Mr. Robusto dated November 13, 2015 (the “Employment Agreement”). The term of Mr. Robusto’s appointment will be a four year period beginning on commencement. His base salary at commencement will be $1,000,000. His annual incentive bonus opportunity will be as determined by the Compensation Committee of Registrant’s Board of Directors, with a minimum target payout opportunity of $2 million and a maximum annual incentive bonus of $4 million, payable in cash. Mr. Robusto will also be eligible for a long term incentive bonus, in accordance with Registrant’s Amended and Restated Incentive Compensation Plan, with a target of 4.5 times his base salary, payable 25% in cash and 75% in Registrant common stock. In addition, at commencement, Mr. Robusto will receive a cash payment in the amount of $3.25 million. The Employment Agreement also provides for standard executive health and welfare benefits, as well as potential termination payments upon separation from Registrant under certain circumstances.

The foregoing description is qualified in its entirety by reference to the Employment Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: November 16, 2015	By	/s/ Jonathan Kantor
(Signature)
Jonathan D. Kantor Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated November 13, 2015, between Registrant and Dino E. Robusto.

99.1
CNA Financial Corporation press release, issued November 16, 2015, announcing the retirement of Thomas F. Motamed as Registrant’s Chairman and Chief Executive Officer effective upon the commencement of the appointment of his successor and the appointment of Dino E. Robusto as Mr. Motamed’s successor effective on or about December 1, 2016.

4